EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report on National Underground Storage, Inc.'s financial statements dated July 30, 1998, included in Iron Mountain Incorporated's Current Report on Form 8-K incorporated by reference in this registration statement on Form S-8.


                                             /s/ Carbis Walker & Associates, LLP

                                             Carbis Walker & Associates, LLP

Butler, Pennsylvania
August 3, 1998